                                                                Exhibit 10.26


                               APACHE CORPORATION
                          EQUITY COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS


         Apache Corporation, a Delaware corporation (the "Company"), hereby establishes the Apache Corporation Equity Compensation Plan for Non- Employee Directors (the "Plan") for those directors of the Company who are neither officers nor employees of the Company (the "Directors") and hereby authorizes a maximum of 50,000 shares of the Company's common stock, par value $1.25 per share (the "Common Stock") for issuance thereunder during the term of the Plan, which shares shall consist entirely of treasury stock. Each Director shall receive automatic and non- discretionary grants of restricted stock ("Restricted Stock Awards") on the terms and conditions set forth under the Plan. Each Director receiving a Restricted Stock Award shall enter into an agreement (a "Restricted Stock Agreement") in such form as the Board of Directors of the Company (the "Board") or a duly authorized committee of the Board (the "Committee") shall determine to be consistent with the provisions of the Plan and which may contain additional terms and conditions relating to the Restricted Stock Awards. In the event of any inconsistency between the provisions of the Plan and any Restricted Stock Agreement, the provisions of the Plan shall govern.

         The Committee shall be responsible for the administration of the Plan. However, the Committee shall have no authority, discretion or power to (i) select the Directors who will receive Restricted Stock Awards, (ii) determine the terms of the Restricted Stock Awards to be granted pursuant to the Plan, the number of shares of Common Stock to be issued thereunder or the time at which such Restricted Stock Awards are to be granted, (iii) establish the duration and nature of Restricted Stock Awards, or (iv) alter any other terms or conditions specified in the Plan, except to administer the Plan in accordance with its terms. Subject to the foregoing limitations, the Committee is authorized to (A) interpret the Plan, (B) prescribe, amend and rescind rules and regulations relating to the Plan, (C) provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and (D) make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee's authority shall include, but not be limited to, the right to make equitable adjustments in the number or kind of shares subject to outstanding Restricted Stock Awards, or which have been reserved for issuance pursuant to the Plan but are not then subject to Restricted Stock Awards, to reflect changes in the number or kind of outstanding shares of Common Stock due to any stock dividend, stock split, merger, recapitalization or other extraordinary or unusual event.

         Beginning on July 1, 1994, and on July 1 of each fifth year thereafter through and including July 1, 2009 (each, an "Award Date"), each Director shall receive a Restricted Stock Award of 1,000 shares of Common Stock. Any Director elected to the Board of Directors subsequent to an Award Date shall receive a Restricted Stock Award of 1,000 shares of Common Stock on the next July 1 following the date of such election (a "Special Award Date"); provided, however, that if such July 1 is an Award Date, such Award Date will constitute such Director's Special Award Date. No Restricted Stock Awards shall be granted to any Director subsequent to July 1, 2009.

         Restricted Stock Awards shall vest at the rate of 20 percent per year on each of the first through the fifth anniversaries of each Award Date or Special Award Date, as the case may be. Restricted Stock Awards, whether vested or unvested, may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of as long as a Director is serving as a member of the Board. All restrictions on Restricted Stock Awards shall lapse on the first business day following the date on which a Director ceases to be a member of the Board; provided, however, that the unvested portion of any Restricted Stock Award shall be automatically forfeited at such time.

         Certificates issued pursuant to Restricted Stock Awards shall be registered in the name of the recipient Director and shall bear an appropriate restrictive legend referring to the terms, conditions and restrictions applicable to such award. Certificates issued pursuant to Restricted Stock Awards shall be held by the Corporate Secretary of the Company until the award, or portion thereof, has vested and all applicable restrictions thereon shall have lapsed. As a condition of any Restricted Stock Award, each Director shall have delivered to the Corporate Secretary of the Company a stock power, endorsed in blank, relating to the Common Stock issued pursuant to a Restricted Stock Award. A Director shall have all voting, dividend, liquidation and other rights of a stockholder of the Company with respect to the shares of Common Stock issued pursuant to any Restricted Stock Award, notwithstanding that all or a portion of such award shall be unvested, subject to the restrictions described in the preceding paragraph.

         The Board may at any time terminate, and from time to time may amend or modify the Plan; provided, however, that no amendment or modification may become effective without approval of such amendment or modification by the stockholders of the Company, if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Notwithstanding the foregoing, the Plan shall not be amended or modified more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employment Retirement Income Security Act, or the rules and regulations promulgated thereunder. The Plan is expressly intended to comport with Rule 16b-3(c)(2)(ii) (or any successor provision) as promulgated under the Securities Exchange Act of 1934, as amended, and any ambiguities in the construction of the Plan or any Restricted Stock Agreement shall be resolved so as to effectuate such intent.

                               APACHE CORPORATION
                          EQUITY COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                        RESTRICTED STOCK AWARD AGREEMENT


         This Agreement is made as of the 1st day of July, 1994, between Apache Corporation, a Delaware corporation (the "Company"), and _______________ ("Director").

         1. Grant of Restricted Stock. Pursuant to the Apache Corporation Equity Compensation Plan for Non-Employee Directors (the "Plan"), the Company hereby grants to Director, as of the grant date specified above, a restricted stock award (a "Restricted Stock Award") of 1,000 shares of the Company's common stock, par value $1.25 per share (the "Common Stock"), which number of shares may be adjusted pursuant to Paragraph 6 below, subject to the terms and conditions set forth in this Agreement and in the Plan.

         2. Director Bound by Plan. Attached is a copy of the Plan which is incorporated herein by reference and made a part hereof. Director acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         3. Restrictions. This Restricted Stock Award shall be subject to the following restrictions:

                 (a) Shares of Common Stock issued pursuant to this Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Director until the first business day following the date on which Director ceases to be a member of the Board. The Common Stock will only be transferable to the extent such shares are vested and not forfeited in accordance with Paragraphs 3(b) and 3(c) below.

                 (b) This Restricted Stock Award shall vest in accordance with the following schedule as long as Director shall continue to serve as a member of the Board:

                                                                        Cumulative
                          Date                                         Shares Vested
                          ----                                         -------------
                 Prior to July 1, 1995                                          0
      After July 1, 1995 and prior to July 1, 1996                            200
      After July 1, 1996 and prior to July 1, 1997                            400
      After July 1, 1997 and prior to July 1, 1998                            600
      After July 1, 1998 and prior to July 1, 1999                            800
                   After July 1, 1999                                       1,000

                 (c) Any unvested portion of this Restricted Stock Award shall be forfeited automatically when Director ceases to be a member of the Board.

         4.      Enforcement of Restrictions.

                 (a) Each stock certificate issued in the name of Director pursuant to this Restricted Stock Award shall bear the following restrictive legend:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A RESTRICTED STOCK AGREEMENT DATED AS OF JULY 1, 1994 BY AND BETWEEN APACHE CORPORATION AND _______________________, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY.

                 (b) Director shall not be entitled to delivery of the stock certificate which shall be held by the Corporate Secretary of the Company until all restrictions thereon have lapsed.

                 (c) Director hereby agrees to execute a blank stock power with respect to the stock certificate representing the shares of Common Stock issued pursuant to this Restricted Stock Award, and to deliver such stock power to the Corporate Secretary of the Company.

         5. Privileges of a Stockholder. Director shall have all voting, dividend, liquidation and other rights of a stockholder of the Company with respect to the Common Stock issued pursuant to this Restricted Stock Award, notwithstanding that all or a portion of such award shall be unvested, subject to the restrictions set forth in Paragraph 3(a) above.

         6. Adjustments. If the Company shall at any time increase or decrease the number of outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then in relation to the Common Stock that is affected by one or more of the above events, the numbers, rights and privileges of the shares of the Common Stock issued pursuant to this Restricted Stock Award shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence. In the event there shall be any other change in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares issued pursuant to this Restricted Stock Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and this Restricted Stock Award. Adjustments under this Section 6 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon Director.

         7. Withholding of Tax. To the extent required by applicable law and regulation, each Director must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the shares of Common Stock issued pursuant to this Restricted Stock Award before the Company shall be required to deliver to Director a certificate for such Common Stock free and clear of all restrictions under the Plan.

         8. Plan Amendment, Modification and Termination. The Board may at any time terminate, and from time to time may amend or modify the Plan; provided however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders of the Company, if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Notwithstanding the foregoing, the Plan shall not be amended or modified more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employment Retirement Income Security Act, or the rules and regulations promulgated thereunder. No amendment, modification or termination of the Plan shall in any manner materially adversely affect the Restricted Stock Award granted pursuant to this Agreement without the consent of Director.

         9. Administration. Any action taken or decision made by the Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Director and all persons claiming under or through Director. By accepting this Restricted Stock Award, Director and all persons claiming under or through Director shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee or its delegates.

         10. Investment Representation. Director hereby acknowledges that the shares of Common Stock issued pursuant to this Restricted Stock Award shall be acquired for investment without a view to distribution, within the meaning of the Securities Act of 1933, as amended (the "Act"), and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement under the Act or an applicable exemption from the registration requirements of the Act and any applicable state securities laws.

         11. Listing and Registration of Common Stock. This Restricted Stock Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock issued pursuant to this Restricted Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares of Common Stock thereunder, this Restricted Stock Award may not be accepted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         12. No Right to Continue as Director. Nothing contained in the Plan or in this Agreement shall interfere with or limit in any way the right of the stockholders of the Company to remove Director from the Board pursuant to the Bylaws or the Certificate of Incorporation of the Company, nor confers upon Director any right to continue in the service of the Company.

         13. Designation of Beneficiary. Director may name a beneficiary or beneficiaries to receive any vested portion of this Restricted Stock Award, which he would be otherwise entitled to receive pursuant to this Agreement in the event of his death while serving as a member of the Board, on a written form to be provided by and filed with the Corporate Secretary of the Company, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. Director may change his beneficiary or beneficiaries from time to time in the same manner, unless he has made an irrevocable designation. Any designation of beneficiary under the Plan and this Agreement (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives Director and is living on the date on which any vested part of this Restricted Stock Award becomes payable to Director's beneficiary, such award will be made to the legal representatives of the Director's estate, and the term "beneficiary" shall be deemed to include such person or persons.

         14. Notices. Any notice hereunder to the Company shall be addressed to: Apache Corporation, One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, Attention: Corporate Secretary, and any notice to Director shall be addressed to Director at Director's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally or enclosed in a properly sealed envelope, addressed as set forth above, and deposited (with first class postage prepaid) with the United States Postal Service.

         15. Counterparts. This Agreement may be executed in one or several counterparts, each of which shall constitute one and the same instrument.

         16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under or through Director.

         17. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Texas.

         IN WITNESS WHEREOF, the Company and Director have executed this Agreement as of the 1st day of July, 1994.

                                  APACHE CORPORATION



                                  By:      ________________________________


                                  Its:     ________________________________




                                  DIRECTOR


                                  _________________________________________
                                                 Signature

                                  _________________________________________
                                                Printed Name

                                  _________________________________________
                                            Social Security Number